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                                                                         OMB APPROVAL
                                                                   ------------------------
                                                                   OMB Number: 3235-0060
                                  UNITED STATES                    Expires: March 31, 2006
                       SECURITIES AND EXCHANGE COMMISSION          Estimated average burden
                             WASHINGTON, D.C. 20549                hours per response: 2.64

                                    FORM 8-K                       -------------------------
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 12, 2006


                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



         MICHIGAN                      000-30973              38-3516922

(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


             102 EAST FRONT STREET, MONROE, MICHIGAN             48161

             (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 12, 2006, Registrant issued a press release announcing its results of operations and financial condition for and as of the three month period ended March 31, 2006, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibits are furnished herewith:

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
EXHIBIT
NUMBER             EXHIBIT DESCRIPTION
-------            -------------------
99                 Press Release dated April 12, 2006 announcing Registrant's results of operations and financial condition for and as of the quarter ended March 31, 2006.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MBT FINANCIAL CORP.


Date: April 12, 2006           By:  /s/ H. Douglas Chaffin
                                    -------------------------------------
                                    H. Douglas Chaffin
                                    President and Chief Executive Officer


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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER                EXHIBIT DESCRIPTION
-------               -------------------
99                    Press Release dated April 12, 2006 announcing Registrant's results of operations and financial condition for and as of the quarter ended March 31, 2006.
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